================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   September 20, 1996


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)


       333-09343                                         33-0459135
(Commission File Number)                    (I.R.S. Employer Identification No.)


  2 Ada, Suite 100, Irvine, California                                  92718
(Address of Principal Executive Offices)                              (Zip Code)


                                 (714) 753-6800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.             Document Description
- -------           --------------------


20.1              Computational Material

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         CONSUMER PORTFOLIO SERVICES, INC.,
                                         as Originator of the Trust (Registrant)



Dated:  September 20, 1996               By: /s/ Charles E. Bradley, Jr.
                                            ----------------------------
                                             Charles E. Bradley, Jr.
                                             President

                                INDEX TO EXHIBITS



                                                                   Sequential
Exhibit No.          Document Description                           Page No.
- -----------          --------------------                           --------

   20.1              Computational Material